UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 17, 2025

GlobalTech Corporation
(Exact name of registrant as specified in its charter)

Nevada	000-56482	82-3926338
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3550 Barron Way Suite 13a, Reno, NV	89511
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 775-624-4817

______________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

On December 17, 2025, Saeed Kamran & Co., Chartered Accountants (“Saeed Kamran”), provided notice to GlobalTech Corporation (the “Company”), of its resignation as the Company’s independent registered accounting firm, effective as of the same date.

The audit reports of Saeed Kamran on the Company’s financial statements as of December 31, 2024 and 2023, and for the years ended December 31, 2024 and 2023 (the “Audit Periods”), did not contain any adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles, except that such opinions disclosed an uncertainty of the Company to continue as a going concern.

During the Audit Periods and during the period from December 31, 2024 through December 17, 2025, the Company had: (i) no disagreements with Saeed Kamran of the type contemplated by Item 304(a)(1)(iv) of Regulation S-K on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to Saeed Kamran’s satisfaction, would have caused it to make reference to the subject matter of any such disagreement in connection with its reports; and (ii) no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K, except that the Audit Reports disclosed an uncertainty of the Company to continue as a going concern.

The Company provided Saeed Kamran with a copy of the disclosures it is making in this Current Report on Form 8-K prior to its filing and requested that Saeed Kamran furnish the Company with a letter addressed to the U.S. Securities and Exchange Commission (the “SEC”) stating whether or not Saeed Kamran agreed with the disclosure in this Item 4.01. A copy of Saeed Kamran’s letter to the SEC in response to the foregoing request is attached as Exhibit 16.1 to this Current Report on Form 8-K.

On January 7, 2026, with the approval of the Board of Directors, the Company engaged Zahid Jamil & Co. (“Zahid Jamil”), as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025, effective immediately.

During the Audit Periods and during the period from December 31, 2024 through January 7, 2026, neither the Company nor anyone on its behalf consulted Zahid Jamil regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements or (ii) any matter that was the subject of a “disagreement” (within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions to that Item) or a “reportable event” (within the meaning of Item 304(a)(1)(v) of Regulation S-K).

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective on January 7, 2026, the Board of Directors of the Company appointed Mr. Shahid Ahmed Khan as a member of the Board of Directors, and as a member of the newly formed Compensation Committee and Nominating and Corporate Governance Committee of the Board of Directors (see Item 8.01, below).

The Board of Directors determined that Mr. Khan was “independent” pursuant to the rules of the Nasdaq Capital Market.

Mr. Khan is not party to any material plan, contract or arrangement (whether or not written) with the Company and there are no arrangements or understandings between Mr. Khan and any other person pursuant to which Mr. Khan was selected to serve as a director of the Company, nor is Mr. Khan a participant in any related party transaction required to be reported pursuant to Item 404(a) of Regulation S-K.

There are no family relationships between any director or executive officer of the Company, including Mr. Khan.

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Mr. Khan will be entitled to receive the same compensation as the other non-executive members of the Board of Directors of the Company, which may include cash or equity, provided that the Company’s non-executive directors do not currently receive any compensation from the Company.

Biographical information for Mr. Khan is provided below:

Shahid Ahmed Khan, age 69, has served as a principal with Tricon Boston Consulting Corporation, a company in the international, development, communications and energy industry, since May 2002. Since January 2022, Mr. Khan has served on the Board of Trustees of East-West University in Chicago, Illinois. Prior to joining Tricon Boston Consulting Corporation, Mr. Khan worked independently providing business development and management services to organizations in the United States and Pakistan. Mr. Khan received a bachelor’s degree in economics from the University of Punjab.

The Company believes that Mr. Khan’s extensive experience in international trade and development, with expertise in public affairs, negotiation, business planning, and strategic analysis, qualifies him to serve as a member of the Board of Directors and will provide valuable insight to the Board of Directors.

Item 8.01 Other Events.

On January 7, 2026, the Board of Directors of the Company adopted charters for a Compensation Committee, Audit Committee, and Nominating and Corporate Governance Committee of the Board of Directors, and a Code of Ethical Business Conduct, which establishes standards of ethical conduct applicable to the Company’s directors, officers, employees, and, where applicable, agents and representatives.

Following the adoption of the committee charters, the Board of Directors made the following committee appointments:

Director Name	Audit Committee	Compensation Committee	Nomination, Corporate Governance Committee
Dana Frank Green
James A. Gibbons (1)	M		C
Charles J. Bartolotta		C
Mehdi Mohammad Jawad Al Abduwani	C	M
David Julian Fox	M		M
Shahid Ahmed Khan		M	M

C - Chairperson of the Committee.

M - Member of the Committee.

(1)  Chairman of the Board.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
14.1	GlobalTech Corporation Code Of Ethical Business Conduct
16.1	Letter from Saeed Kamran & Co., Chartered Accountants dated January 12, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL documents)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GlobalTech Corporation

/s/ Dana Green
Dana Green Chief Executive Officer
Date: January 12, 2026

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